                                                                     EXHIBIT T3F

                             CROSS REFERENCE TABLE*

--------------------------------------------------------------------------------
Trust Indenture Act Section                                    Indenture Section
--------------------------------------------------------------------------------
310(a)(1)                                                              7.10
--------------------------------------------------------------------------------
 (a)(2)                                                                7.10
--------------------------------------------------------------------------------
 (a)(3)                                                                N.A.
--------------------------------------------------------------------------------
 (a)(4)                                                                N.A.
--------------------------------------------------------------------------------
 (a)(5)                                                                7.10
--------------------------------------------------------------------------------
 (b)                                                                   7.10
--------------------------------------------------------------------------------
 (c)                                                                   N.A.
--------------------------------------------------------------------------------
 311(a)                                                                7.11
--------------------------------------------------------------------------------
 (b)                                                                   7.11
--------------------------------------------------------------------------------
 (c)                                                                   N.A.
--------------------------------------------------------------------------------
 312(a)                                                                2.5
--------------------------------------------------------------------------------
 (b)                                                                   11.3
--------------------------------------------------------------------------------
 (c)                                                                   11.3
--------------------------------------------------------------------------------
 313(a)                                                                7.6
--------------------------------------------------------------------------------
 (b)(1)                                                                N.A.
--------------------------------------------------------------------------------
 (b)(2)                                                                7.7
--------------------------------------------------------------------------------
 (c)                                                                7.6, 11.2
--------------------------------------------------------------------------------
 (d)                                                                   7.6
--------------------------------------------------------------------------------
 314(a)                                                             4.2, 11.2
--------------------------------------------------------------------------------
 (b)                                                                   N.A.
--------------------------------------------------------------------------------
 (c)(1)                                                                11.4
--------------------------------------------------------------------------------
 (c)(2)                                                                11.4
--------------------------------------------------------------------------------
 (c)(3)                                                                N.A.
--------------------------------------------------------------------------------
 (d)                                                                   N.A.
--------------------------------------------------------------------------------
 (e)                                                                   11.5
--------------------------------------------------------------------------------
 (f)                                                                   N.A.
--------------------------------------------------------------------------------
 315(a)                                                                7.1
--------------------------------------------------------------------------------
 (b)                                                                7.5, 11.2
--------------------------------------------------------------------------------
 (c)                                                                   7.1
--------------------------------------------------------------------------------
 (d)                                                                   7.1
--------------------------------------------------------------------------------
 (e)                                                                   6.11
--------------------------------------------------------------------------------
 316(a) (last sentence)                                                11.6
--------------------------------------------------------------------------------
 (a)(1)(A)                                                             6.5
--------------------------------------------------------------------------------
 (a)(1)(B)                                                             6.4
--------------------------------------------------------------------------------
 (a)(2)                                                                N.A.
--------------------------------------------------------------------------------
 (b)                                                                   6.7
--------------------------------------------------------------------------------
 (c)                                                                   2.11
--------------------------------------------------------------------------------
 317(a)(1)                                                             6.8
--------------------------------------------------------------------------------
 (a)(2)                                                                6.9
--------------------------------------------------------------------------------
 (b)                                                                   2.4
--------------------------------------------------------------------------------
 318(a)                                                                11.1
--------------------------------------------------------------------------------
 (b)                                                                   N.A.
--------------------------------------------------------------------------------
 (c)                                                                   11.1
--------------------------------------------------------------------------------

         N.A. means not applicable.
         * This Cross Reference Table is not part of the Indenture.